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                                                                    EXHIBIT 23.4


                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

         We hereby consent to all references to our Firm included or incorporated by reference in the Registration Statement on Form S-4 (the "Registration Statement") of Stone Energy Corporation (the "Company") relating to the Company's exchange offer for its 8 1/4% Senior Subordinated Notes due 2011.


                                       CAWLEY, GILLESPIE & ASSOCIATES, INC.

                                       By: /s/ KENNETH MUELLER
                                          ----------------------
                                          Kenneth Mueller
                                          Petroleum Engineer

Fort Worth, Texas
January 25, 2002